CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906
                           OF THE SARBANES-OXLEY ACT

I, Terry R. Otton, Co-Principal Executive Officer of RS Investment Trust (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant for the period ended December 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  March 7, 2005              /s/ Terry R. Otton
     ---------------------        --------------------------------------------
                                  Terry R. Otton, Co-Principal Executive
                                  Officer
                                  (principal executive officer)
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I, Terry R. Otton, Treasurer of  RS Investment Trust (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant for the period ended December 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  March 7, 2005              /s/ Terry R. Otton
     ---------------------        --------------------------------------------
                                  Terry R. Otton, Treasurer
                                  (principal financial officer)